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                              ZENITH ACCUMULATOR

                                      AND

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                     Individual Variable Annuity Contracts

                                   Issued by

                      Metropolitan Life Insurance Company

                      Supplement dated September 16, 1999
                      to Prospectus dated April 30, 1999

  This is a supplement to your variable annuity prospectus. Please read it and retain it with your other documents that pertain to your variable annuity contract.

  We, Metropolitan Life Insurance Company, are a mutual life insurance company. In November 1998, we announced our intention to convert to a stock company from a mutual company. Our board of directors authorized the development of a plan to "demutualize". The plan will be subject to approval by the board of directors, the State of New York Insurance Department and eligible policyholders and contractholders. At this time we do not know the details of the plan or when or if it will take effect. If you would like to speak to a customer service representative you may call (800) 435-4117.